UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2019

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 11, 2019, Pfizer Inc. (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of 2.800% Notes due 2022, $750,000,000 aggregate principal amount of 2.950% Notes due 2024, $1,750,000,000 aggregate principal amount of 3.450% Notes due 2029, $750,000,000 aggregate principal amount of 3.900% Notes due 2039 and $1,250,000,000 aggregate principal amount of 4.000% Notes due 2049 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-223221) filed with the Securities and Exchange Commission on February 26, 2018.

The notes were issued pursuant to an indenture, dated as of September 7, 2018, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the second supplemental indenture, dated as of March 11, 2019, between the Company and the Trustee (the “Second Supplemental Indenture”).

The Second Supplemental Indenture is filed herewith as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, filed herewith as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of September 7, 2018 (incorporated by reference from the Company’s Current Report on Form 8-K filed on September 7, 2018).

4.2	Second Supplemental Indenture, dated as of March 11, 2019.

4.3	Form of 2.800% Notes due 2022 (included in Exhibit 4.2).

4.4	Form of 2.950% Notes due 2024 (included in Exhibit 4.2).

4.5	Form of 3.450% Notes due 2029 (included in Exhibit 4.2).

4.6	Form of 3.900% Notes due 2039 (included in Exhibit 4.2).

4.7	Form of 4.000% Notes due 2049 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of September 7, 2018 (incorporated by reference from the Company’s Current Report on Form 8-K filed on September 7, 2018).

4.2	Second Supplemental Indenture, dated as of March 11, 2019.

4.3	Form of 2.800% Notes due 2022 (included in Exhibit 4.2).

4.4	Form of 2.950% Notes due 2024 (included in Exhibit 4.2).

4.5	Form of 3.450% Notes due 2029 (included in Exhibit 4.2).

4.6	Form of 3.900% Notes due 2039 (included in Exhibit 4.2).

4.7	Form of 4.000% Notes due 2049 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden Senior Vice President and Corporate Secretary Chief Governance Counsel

Dated: March 11, 2019